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                                                                 Exhibit 99.2

                                February 5, 2003

Symphony Asset Management
555 California Street - Suite 2975
San Francisco, CA  94104
Attention: Lenny Mason

         Re: EXCHANGE OF 5 3/4% CONVERTIBLE NOTes

Ladies and Gentlemen:

         Reference is hereby made to that certain Securities Exchange Agreement dated as of January 30, 2003 (the "EXCHANGE AGREEMENT"), among iBasis, Inc. (the "COMPANY"), iBasis Global, Inc., iBasis Securities Corporation, the Symphony Funds identified on the signature pages thereto (the "SYMPHONY FUNDS") and U.S. Bank National Association, as Collateral Agent. Capitalized terms used herein without other definition shall have the meanings assigned to such terms in the Exchange Agreement.

         In connection with the consummation of the transactions contemplated by Exchange Agreement, each of the Symphony Funds exchanged all of its Convertible Notes for the Securities. As of the date of such exchange, unpaid interest in the aggregate amount of $651,187.50 was accrued with respect to the exchanged Convertible Notes (the "OUTSTANDING INTEREST"). Notwithstanding that the Exchange Agreement and the other Credit Documents did not contemplate the payment of the Outstanding Interest to the Symphony Funds, the parties hereto hereby acknowledge that the Symphony Funds' failure to demand or collect the Outstanding Interest prior to the exchange was an oversight. Therefore, within three (3) days of the due execution of this letter agreement by each of the Symphony Funds, the Company hereby agrees to pay to the Symphony Funds the Outstanding Interest by wire transfer or other means intended to convey immediately available funds.

         Except for the obligations to be performed by the Company and the other Obligors on or after the closing date of the Exchange Agreement and as otherwise expressly stated in the Exchange Agreement and the other Credit Documents, including this letter agreement, each of the Symphony Funds hereby unconditionally releases, waives and forever discharges any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Company or any other Obligor to such Symphony Fund on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind which relates in any manner to the Convertible Notes exchanged in connection with the Exchange Agreement, the Convertible Notes Indenture, but solely with respect to the Convertible Notes exchanged in connection with the Exchange Agreement, or any other document executed in connection with the Convertible Notes Indenture, but solely with respect to the Convertible Notes exchanged in connection with the Exchange Agreement.

         Except as specifically provided herein, nothing in this letter agreement shall be deemed to increase, decrease, terminate or otherwise modify any of the rights and obligations of the parties to the Exchange Agreement and the other Credit Documents.

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                                      -2-

         This letter agreement may be executed in any number of counterparts, which shall together constitute but one and the same agreement. THIS LETTER AGREEMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. This letter agreement shall be binding on the parties hereto and their respective successors and assigns.



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         Please indicate your agreement with the foregoing by signing this letter agreement where indicated below and returning it to Richard Tennant at iBasis, Inc., 20 Second Avenue, Burlington, Massachusetts 01803.

                                        Very truly yours,

                                        IBASIS, INC.

                                        By: /s/ Ofer Gneezy
                                           ------------------------------------
                                           Name:  Ofer Gneezy
                                           Title: President and CEO

ACKNOWLEDGED AND AGREED TO:

RHAPSODYFUND, LP

By: Symphony Asset Management LLC,
    as General Partner

    By: /s/ Neil Rudolph
       ------------------------------------------
       Name: Neil Rudolph
       Title: Chief Operating Officer

ARPEGGIO FUND

By: Symphony Asset Management LLC,
    as Investment Advisor

    By: /s/ Neil Rudolph
       ------------------------------------------
       Name: Neil Rudolph
       Title: Chief Operating Officer

INTERNATIONAL MONETARY FUND -
CONVERTIBLE ARBITRAGE ACCOUNT

By: Symphony Asset Management LLC,
    as Investment Advisor

    By: /s/ Neil Rudolph
       ------------------------------------------
       Name: Neil Rudolph
       Title: Chief Operating Officer

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CSV LIMITED

By: Symphony Asset Management LLC,
    as Investment Advisor

    By: /s/ Neil Rudolph
       ------------------------------------------
       Name: Neil Rudolph
       Title: Chief Operating Officer

CITISAM, LTD.

By: Symphony Asset Management LLC,
    as Investment Advisor

    By: /s/ Neil Rudolph
       ------------------------------------------
       Name: Neil Rudolph
       Title: Chief Operating Officer

ANDANTE FUND, LP

By: Symphony Asset Management LLC,
    as General Partner

    By: /s/ Neil Rudolph
       ------------------------------------------
       Name: Neil Rudolph
       Title: Chief Operating Officer

VIVACE FUND, LP

By: Symphony Asset Management LLC,
    as General Partner

    By: /s/ Neil Rudolph
       ------------------------------------------
       Name: Neil Rudolph
       Title: Chief Operating Officer

ADAGIO FUND

By: Symphony Asset Management LLC,
    as Investment Advisor

    By: /s/ Neil Rudolph
       ------------------------------------------
       Name: Neil Rudolph
       Title: Chief Operating Officer